UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 21, 2019 (May 16, 2019)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.025 par value	STLD	NASDAQ Global Select Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 16, 2019. Of the 222,931,285 shares of common stock issued and outstanding as of the record date on March 18, 2019, 195,673,614 shares were present, in person or by proxy, thus constituting a quorum of 87.77% of the total shares outstanding and entitled to vote.

At the meeting, stockholders elected all eleven of the directors nominated by the Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified; ratified the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2019; approved, by an advisory vote, named executive officer compensation for 2018; and approved the Amended and Restated Steel Dynamics, Inc. 2015 Equity Incentive Plan.

Set forth below is the final share voting results for each of the proposals.

(1)         Election of eleven (11) director nominees for a one-year term.

Director	Votes For	Votes Withheld	Broker Non-Votes

Mark D. Millett	179,587,369	1,030,660	15,055,585
Sheree L. Bargabos	180,188,123	429,906	15,055,585
Keith E. Busse	174,489,984	6,128,045	15,055,585
Frank D. Byrne, M.D.	172,938,661	7,679,368	15,055,585
Kenneth W. Cornew	178,673,145	1,944,884	15,055,585
Traci M. Dolan	178,770,562	1,847,467	15,055,585
James C. Marcuccilli	170,426,395	10,191,634	15,055,585
Bradley S. Seaman	174,005,635	6,612,394	15,055,585
Gabriel L. Shaheen	178,458,464	2,159,565	15,055,585
Steven A. Sonnenberg	180,145,009	473,020	15,055,585
Richard P. Teets, Jr.	175,658,105	4,959,924	15,055,585

(2)         Proposal to ratify the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
188,256,489	7,095,484	321,641	—

(3)         Proposal to approve, by an advisory vote, named executive officer compensation for 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,569,643	9,870,000	178,386	15,055,585

(4)         Proposal to approve the Amended and Restated Steel Dynamics, Inc. 2015 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
170,076,432	10,357,061	184,536	15,055,585

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler

Date: May 21, 2019	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer